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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 14, 2006

              SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
                  STRATS(SM) TRUST FOR GENERAL ELECTRIC CAPITAL
                     CORPORATION SECURITIES, SERIES 2004-15
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                 333-111858-10             52-2316339
                                    001-32355
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(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
     of Incorporation)                Number)            Identification No.)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                          28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704) 383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR GENERAL ELECTRIC CAPITAL CORPORATION SECURITIES, SERIES
2004-15, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-15 in respect of the Trust dated as of November 15, 2004 (the "Series Supplement").

Item 8.01. Other Events

On March 14, 2006, Synthetic Fixed-Income Securities, Inc. surrendered 1,000 STRATS(SM) Certificates, Series 2004-15 held by it having an aggregate stated amount equal to $1,000,000 to the Trust in exchange for a distribution of General Electric Capital Corporation 4.75% Notes due 2014, having a principal balance equal to $1,000,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement.

After giving effect to the above exchange of Certificates, as of the close of business on March 14, 2006, $22,679,000 aggregate principal amount of General Electric Capital Corporation 4.75% Notes due September 15, 2014 are held by the Trust, and 22,679 Certificates representing $22,679,000 aggregate Certificate Principal Balance are outstanding.


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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.

                                         By: /s/ James Whang
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                                         Name:   James Whang
                                         Title:  Managing Director



Date:  March 14, 2006